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                                             Foamex International Inc.
                                            SUBSIDIARIES OF REGISTRANT
                                              as of December 29, 2002


                                                                    State or Other Jurisdiction
     Subsidiaries                                                   of Incorporation

     Espumas Foamex Espana, S.L.                                    Spain
     FMXI, Inc.                                                     Delaware
     Foamex Asia, Inc.                                              Delaware
     Foamex Aviation, Inc.                                          Delaware
     Foamex Canada Inc.                                             Canada
     Foamex Capital Corporation                                     Delaware
     Foamex Carpet Cushion LLC                                      Delaware
     Foamex Delaware, Inc.                                          Delaware
     Foamex de Acuna, S.A. de C.V.                                  Mexico
     Foamex de Mexico, S.A. de C.V.                                 Mexico
     Foamex de Cuautitlan, S.A. de C.V.                             Mexico
     Foamex de Juarez, S.A. de C.V.                                 Mexico
     Foamex Latin America, Inc.                                     Delaware
     Foamex L.P.                                                    Delaware
     Foamex Mexico, Inc.                                            Delaware
     Foamex Mexico II, Inc.                                         Delaware
     Grupo Foamex de Mexico, S.A. de C.V.                           Mexico
     JPSGP Inc.                                                     Delaware
     Servicios Administrativos Foamex, S.A. de C.V.                 Mexico
     Maquila Foamex, S.A. de C.V.                                   Mexico
     Corte y Costura Foamex, S.A. de C.V.                           Mexico
     Administration Foamex, S.A. de C.V.                            Mexico


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